PLAN AND AGREEMENT OF MERGER

     THIS PLAN AND AGREEMENT OF MERGER (this "Agreement") is entered into as of the 15th day of June, 2001, by and among HealthStar Corp., a Delaware corporation ("HealthStar"), BS Acquisition Corp., a New York corporation which is a wholly owned subsidiary of HealthStar ("Merger Sub") (HealthStar and Merger Sub collectively, the "HealthStar Parties"), BlueStone Capital Corp., a New York corporation ("BlueStone"), which is the successor in interest to Whale Securities Co., L.P. (the "Predecessor"), and William G. Walters ("Walters") and Matthew A. Gohd ("Gohd") (each of Walters and Gohd are sometimes referred to individually as a "Principal Shareholder" and collectively as the "Principal Shareholders"). Capitalized terms used in this Agreement have the meanings ascribed to them in Annex 1 hereto.

                                    RECITALS

     WHEREAS, BlueStone is a full service broker dealer which is a member of the National Association of Securities Dealers, Inc.; and

     WHEREAS, a majority of the BlueStone Shares are owned by the Principal Shareholders; and

     WHEREAS, the HealthStar Parties, BlueStone and the Principal Shareholders are desirous of effecting a merger, all upon the terms and conditions set forth herein.

         NOW, THEREFORE, the HealthStar Parties, BlueStone and the Principal Shareholders, intending to be legally bound, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby represent, warrant, covenant, and agree as follows:

                                   SECTION 1:
                                   THE MERGER

     1.1. Merger. Subject to the terms and conditions of this Agreement, Merger Sub shall be merged with and into BlueStone in a transaction intended to qualify as a tax free reorganization in accordance with Section 368(a)(2)(E) of the Code.

                                   SECTION 2:
                                 TERMS OF MERGER

     2.1. Terms of Merger; Effective Time. The terms of merger (the "Merger") are:

          (a) Merger Sub shall be merged with and into BlueStone in accordance with the statutory provisions of New York law.

          (b) BlueStone shall be the surviving corporation, and the corporate identity, existence, purposes, powers, franchises, rights, and immunities of BlueStone shall continue unaffected and unimpaired by the Merger. The Certificate of Incorporation and By-Laws, each as heretofore amended, of BlueStone shall remain in effect and unaltered as the Certificate of Incorporation and By-Laws of the surviving corporation, and the duly qualified and acting directors and officers of BlueStone immediately prior to the time the Merger becomes effective, shall be the directors and officers of the surviving corporation. The corporate identity, existence, purposes, powers, franchises, rights, liabilities, obligations and immunities of Merger Sub shall be merged into BlueStone, and BlueStone shall be fully vested therewith.

          (c) Simultaneously with the Closing, the Merger shall be effected by filing with the New York Secretary of State's Office ("NY SOS") the Certificate of Merger and the time at which the Certificate of Merger is accepted by NY SOS shall be the "Effective Time" of the Merger. HealthStar shall cause the Certificate of Merger to be so filed and recorded on the Closing Date.

          (d)  The  separate   existence  of  Merger  Sub,   except  insofar  as
     specifically otherwise provided by law, shall cease at the Effective Time, whereupon BlueStone and Merger Sub shall become a single corporation.

          (e) At the Effective  Time,  without any action by the holder thereof,
     (i) all of the issued and outstanding shares of any designation of Merger Sub shall be deemed cancelled and void, and shall be converted into and shall represent the right to receive one share of the surviving corporation, and (ii) as consideration for the Merger, the shares of capital stock of BlueStone issued and outstanding immediately prior to the Effective Time shall by virtue of the Merger be deemed cancelled and void and converted into and, when added to the shares to be issued pursuant to
     Section 3.20(b), shall represent the right to receive 215,000 shares of Class A Convertible Preferred Stock of HealthStar (the "Preferred Stock"), the rights and designation of which are attached hereto as Exhibit 2.1 (which rights shall include (x) that each share of the Preferred Stock shall be convertible automatically, upon the amendment of the Certificate of Incorporation of HealthStar to provide sufficient authorized shares of Common Stock therefor, into One Hundred (100) shares of Common Stock and
     (y) the right to vote with Common Stock on an as converted basis) (the shares of Preferred Stock to be so issued and the shares of Common Stock into which they are converted to be collectively referred to as the "Consideration Shares"). Based on the representations and warranties of the Principal Shareholders, the number of Consideration Shares to be issued to each shareholder of BlueStone is as set forth in Schedule 3.19 hereto. The numbers of shares set forth herein shall be adjusted for stock dividends, stock splits, reverse stock splits or similar events. HealthStar shall not be obligated to register for resale any Consideration Shares. Notwithstanding anything contained in this Section 2.1(e), if the private placement of shares of Common Stock of BlueStone described in Schedule 3.19 hereto is consummated, the Consideration Shares shall be increased by .06458192 shares of Preferred Stock for each share of Common Stock of BlueStone issued in such private placement.

     2.2. Resignations. At the Closing, HealthStar will receive the resignations, effective as of the Effective Time, of each director of HealthStar other than Zirk Engelbrecht and Edward Chism. As of the Effective Time, Zirk Engelbrecht and Edward Chism, as the remaining directors, shall elect the following Persons as directors of HealthStar to fill the vacancies created by the foregoing resignations, each to serve in the class set forth opposite their respective names below and to hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified:

                                            Class whose term expires at the
     Name                                   annual meeting of stockholders in:
     ----                                   ----------------------------------
     William G. Walters                                     2003
     Matthew A. Gohd                                        2003
     Joseph McSherry                                        2002
     (Nominee to be designated by
     Messrs. Walters, Gohd and McSherry)                    2001
     (Nominee to be designated by
     Messrs. Engelbrecht and Chism)                         2001

provided, however, that the to-be-designated nominees mentioned above shall not be disqualified from serving on the Board of Directors under the rules of the NASD or render HealthStar ineligible for listing on the Nasdaq Stock Market or any National Securities Exchange.

     2.3. Closing. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place within one (1) business day after the receipt of such approvals by the NASD of the Merger as is required, provided that the parties will proceed with the Closing after the date hereof if they reasonably believe that no impediment to such Closing exists. The Closing shall take place at the offices of Blank Rome Tenzer Greenblatt LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174. The day on which the Closing shall take place shall be sometimes referred to herein as the "Closing Date."

                                   SECTION 3:
                         REPRESENTATIONS AND WARRANTIES
                            OF PRINCIPAL SHAREHOLDERS

     The Principal Shareholders, severally and not jointly, represent and warrant the following to the HealthStar Parties as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date or time, in which case, such representations and warranties shall be true and complete as of such date or time) it being understood that representations with respect to the Principal Shareholders are being made by each Principal Shareholder only with respect to himself:

     3.1. Organization of BlueStone. BlueStone is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of New York. BlueStone has the requisite corporate power and authority to own, lease, and operate its properties, to carry on its business where such properties are now owned, leased, or operated and such business is now conducted. BlueStone is qualified to do business as a foreign corporation in each jurisdiction where the failure to so qualify would have a BlueStone Material Adverse Effect. Schedule 3.1 is a list of all jurisdictions in which BlueStone currently is registered and is doing business. Except as set forth on
Schedule 3.1, BlueStone is not a participant in any joint venture or partnership with any other Person with respect to any part of the operation of its business.

     3.2. Books and Records. The books of account, minute books, stock record books, and other records of BlueStone, all of which have been made available to HealthStar, are complete and correct in all material respects and have been maintained in accordance with sound business practices. The minute books of BlueStone contain accurate and substantially complete records of all meetings held of, and corporate action taken by, the stockholders, the Board of Directors, and committees of the Board of Directors of BlueStone. At the Closing, all of those books and records will be in the possession of BlueStone.

     3.3. Absence of Conflicting Agreements. As to BlueStone and the Principal Shareholders, subject to obtaining the necessary NASD approvals, the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement (with or without the giving of notice, the lapse of time, or both): (a) do not require the Consent of any third party the failure of which to obtain would have a BlueStone Material Adverse Effect; (b) will not conflict with any provision of the Certificate of Incorporation, By-Laws, or other organizational documents of BlueStone or any Principal Shareholder which conflict would have a BlueStone Material Adverse Effect; (c) will not conflict with, result in a material breach of, or constitute a material default under any applicable Order, Legal Requirement, or ruling of any court or Governmental Body to which BlueStone or any Principal Shareholder is subject which conflict, breach or default would have a BlueStone Material Adverse Effect; (d) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any material agreement, instrument, license, or permit to which BlueStone or any Principal Shareholder is a party or by which BlueStone or its assets or any Principal Shareholder or any Principal Shareholder's assets may be bound, which conflict, breach, termination, default or acceleration would have a BlueStone Material Adverse Effect; and (e) will not create any claim, liability, mortgage, lien, pledge, condition, charge, or encumbrance of any nature whatsoever upon any of the assets of BlueStone, which would have a BlueStone Material Adverse Effect, or upon any of the BlueStone Shares. To the Knowledge of the Principal Shareholders, except for filings in connection with obtaining NASD approvals as set forth above, and the filing of the Certificate of Merger, no filing with any Governmental Body or any other third party is required to consummate this Agreement or the transactions contemplated hereby.

     3.4. Governmental Authorizations. BlueStone possesses and is in substantial compliance with all SEC, NASD and applicable state Governmental Authorizations that are required to conduct the broker-dealer business of BlueStone including, without limitation, the Employee Licenses, except where the failure to obtain or comply with such Governmental Authorization would not have a BlueStone Material Adverse Effect. Each of such Governmental Authorizations is listed on Schedule
3.4. Each of such Governmental Authorizations is valid and in full force and effect and neither BlueStone nor any of its Employees received in writing, at any time since January 1, 1998, other than as set forth on BlueStone's Form BD, any notice or other communication from any Governmental Body regarding (i) any actual or alleged violation of or failure to comply with any material term or requirement of any Governmental Authorization, or (ii) any actual or proposed revocation, withdrawal, suspension, cancellation, termination of, or modification to any Governmental Authorization, except as may be required to consummate the transaction contemplated hereby.

     3.5. Real Property. Schedule 3.5 contains a complete description of all Real Property owned or leased by BlueStone (including street address, owner, and BlueStone's use thereof). The Real Property listed on Schedule 3.5 comprise all interests in real property necessary to conduct BlueStone's business and operations as now conducted, and each leasehold or subleasehold interest on Schedule 3.5 is legal, valid, binding, enforceable, and in full force and effect except where the failure to have such valid leasehold interest would not have a BlueStone Material Adverse Effect. To the Knowledge of the Principal Shareholders, no other party thereto is in material default, violation, or breach under any lease or sublease, and no event has occurred and is continuing that constitutes (with notice or passage of time or both) a material default, violation, or breach thereunder. To the Knowledge of the Principal Shareholders, (i) BlueStone has not received any notice of a default, offset, or counterclaim under any lease or sublease with respect to any of the Real Property; (ii) as of the date hereof, BlueStone enjoys peaceful and undisturbed possession of the leased Real Property; and so long as BlueStone fulfills its obligations under the lease(s) therefor, BlueStone has enforceable rights to non-disturbance and quiet enjoyment against its lessor or sub-lessor; and (iii) no third party holds any interest in the leased premises with the right to foreclose upon BlueStone's leasehold or subleasehold interest. BlueStone has legal and practical access to all of the Leased Real Property.

     3.6. Tangible Personal Property. Schedule 3.6 lists the Tangible Personal Property comprising all material items of tangible personal property (which, for purposes of this Section 3.6, shall mean such items which have an individual value greater than $25,000) necessary to conduct BlueStone's business and operations as now conducted. To the Knowledge of the Principal Shareholders, BlueStone owns and has good title to each item of Tangible Personal Property described in Schedule 3.6 and none of such Tangible Personal Property owned by BlueStone is subject to any security interest, mortgage, pledge, conditional sales agreement, or other lien or encumbrance, except for Permitted Encumbrances. To the Knowledge of the Principal Shareholders, with allowance for normal repairs, maintenance, wear, and obsolescence, each material item of Tangible Personal Property described in Schedule 3.6 is in good operating condition and repair and is available for immediate use in BlueStone's business and operations.

     3.7. Contracts. Schedule 3.7 lists all material written BlueStone Contracts and true and complete descriptions of all material oral BlueStone Contracts (including any amendments and other modifications to such Contracts) ("BlueStone Material Contracts") (which, for purposes of this Section, shall mean such Contracts that provide for annual payments or receipts in excess of $50,000). To the Knowledge of the Principal Shareholders, all of the BlueStone Material Contracts are in full force and effect and are valid, binding, and enforceable in accordance with their terms except as the enforceability of such Contracts may be affected by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by judicial discretion in the enforcement of equitable remedies. BlueStone is not and to the Knowledge of Principal Shareholders, no other party thereto is in default, violation, or breach under any BlueStone Material Contract, and no event has occurred and is continuing that constitutes (with notice or passage of time or both) a default, violation, or breach thereunder other than defaults, violations or breaches which would not have a BlueStone Material Adverse Effect. To the Knowledge of the Principal Shareholders, other than in the Ordinary Course of Business, no party to any BlueStone Material Contract has given notice to BlueStone of its intention (a) to terminate such Contract or amend the terms thereof; (b) to refuse to renew such Contract upon expiration of its term; or (c) to renew such Contract upon expiration only on terms and conditions that are more onerous than those now existing. The Principal Shareholders are not, and, to the Knowledge of the Principal Shareholders, no officer, director, agent or Employee is, in breach of any enforceable Contract with any third party that limits the ability of such officer, director, agent or Employee to act as such on behalf of BlueStone.

     3.8. Intangibles. Schedule 3.8 is a true and complete list of all Intangibles (exclusive of Governmental Authorizations) that are required to conduct BlueStone's business and operations as now conducted, the absence of which would have a BlueStone Material Adverse Effect, all of which are to the Knowledge of the Principal Shareholders valid and uncontested. BlueStone has provided or made available to HealthStar copies of all documents establishing or evidencing the Intangibles listed on Schedule 3.8. To the Knowledge of the Principal Shareholders BlueStone owns or has a valid license to use all of the Intangibles listed on Schedule 3.8. Except as set forth on Schedule 3.8, to the Knowledge of the Principal Shareholders BlueStone has not received any notice or demand alleging that BlueStone is infringing upon or otherwise acting adversely to any trademarks, service marks, trade names, service names, copyrights, patents, patent applications, know-how, methods, processes or other intellectual property of any other Person, and to the Knowledge of the Principal Shareholders there is no claim, proceeding or action pending or threatened with respect thereto.

     3.9. Title to Properties. Except as disclosed in Schedule 3.5 or 3.6, to the Knowledge of the Principal Shareholders, BlueStone has good and marketable title to its assets and properties, except where the failure to obtain such marketable title would not have a BlueStone Material Adverse Effect and its assets and properties are not subject to any mortgages, pledges, liens, security interests, encumbrances, or other charges or rights of others of any kind or nature except for Permitted Encumbrances.

     3.10. Financial Statements. BlueStone has delivered to HealthStar the following with respect to BlueStone or the Predecessor, as the case may be (collectively, the "Financial Statements"): (a) the audited financial statements for the period ended December 31, 2000, and (b) the Focus report for the period ended March 31, 2001. Each of the Financial Statements (including, in the case of the audited Financial Statements, the notes thereto): (i) is accurate and complete in all material respects, (ii) is consistent in all material respects with the books and records of BlueStone, (iii) fairly presents in all material respects the financial condition and results of operations of BlueStone, consistently applied, as of the dates and for the periods set forth therein, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount, and (iv) except as set forth in Schedule 3.10, have been prepared in accordance with GAAP. Each of the Additional BlueStone Financial Statements (as defined in Section 5.5): (i) will be accurate and complete in all material respects, (ii) will be consistent in all material respects with the books and records of BlueStone and (iii) will fairly present in all material respects the financial condition and results of operations of BlueStone, consistently applied, as of the dates and for the periods set forth therein. No financial statements of any Person other than BlueStone are required by GAAP to be included in the financial statements of BlueStone. Except as set forth in
Schedule 3.10, BlueStone has no liabilities or obligations of any nature except for liabilities or obligations reflected or reserved against in the Financial Statements and current liabilities incurred in the Ordinary Course of Business since the dates thereof.

     3.11. Tax Matters.

          (a) Since January 1, 1998, to the Knowledge of the Principal Shareholders, except as set forth on Schedule 3.11(a) hereto and except as would not have a BlueStone Material Adverse Effect:

               (i) All Tax Returns required to be filed by BlueStone have been filed when due in a timely fashion and all such Tax Returns are true, correct and complete.

               (ii) BlueStone has paid in full on a timely basis all Taxes owed by it that were payable on or prior to the date hereof, whether or not shown on any Tax Return.

               (iii) The amount of BlueStone's liability for unpaid Taxes did not, as of December 31, 2000 exceed the amount of the current liability accruals for such Taxes (excluding reserves for deferred Taxes) reflected on the Financial Statements.

               (iv) BlueStone has withheld and paid over to the proper Tax Authority all Taxes required to have been withheld and paid over (and complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto) in connection with amounts paid to any employee, independent contractor, creditor, or other third party.

               (v) BlueStone has received no notice of any Tax Proceeding currently pending with respect to it and BlueStone has not received notice from any Tax Authority that it intends to commence a Tax Proceeding.

               (vi) No waiver or extension by BlueStone of any statute of limitations is currently in effect with respect to the assessment, collection, or payment of Taxes of BlueStone or for which BlueStone is liable.

               (vii) BlueStone has not requested any extension of the time within which to file any Tax Return of BlueStone that is currently in effect.

               (viii) There are no liens on the assets of BlueStone relating or attributable to Taxes (except liens for Taxes not yet due).

               (ix)  BlueStone  is not and has not been at any time  during  the
          preceding   five  years  a  "United   States  real  property   holding
          corporation" within the meaning of Section 897(c)(2) of the Code.

               (x) BlueStone has not entered into an agreement or consent made under Section 341(f) of the Code.

               (xi) BlueStone has not agreed to, nor is it required to, make any adjustments under Section 481(a) of the Code as a result of a change in accounting methods.

               (xii) BlueStone is not and has not at any time been a party to a tax sharing, tax indemnity or tax allocation agreement, and BlueStone has not assumed the Tax Liability of any other Person under any Contract.

               (xiii) BlueStone is not and has not at any time been a member of an affiliated group filing a consolidated federal income tax return and does not have any liability for the Taxes of another entity or person under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or foreign law), as a transferee or successor, or otherwise.

               (xiv) BlueStone is not a party to any joint venture, partnership or other arrangement that is treated as a partnership for U.S. federal income tax purposes.

               (xv) None of BlueStone's assets are treated as "tax exempt use property" within the meaning of Section 168(h) of the Code.

               (xvi) Until April 23, 2001, BlueStone had in effect an election under Section 1362 of the Code to be treated as an "S" Corporation, but is not currently treated as an "S" Corporation for federal income tax purposes.

          (b) BlueStone has furnished or otherwise made available to HealthStar correct and complete copies of (i) all income, franchise and other material Tax Returns filed by BlueStone since January 1, 1998; and (ii) all examination reports, statements of deficiencies and closing agreements received by BlueStone relating to Taxes.

          (c) The Tax Return of the Predecessor for the year ended December 31, 2000 accurately reflects (i) BlueStone's basis in its assets, (ii) the amount of any net operating loss, net capital loss and any other Tax carryovers of BlueStone (including losses and other carryovers subject to any limitations), and (iii) material Tax elections made by BlueStone. To the Knowledge of the Principal Shareholders, except as stated in Schedule 3.11(c), BlueStone has no net operating losses or other Tax attributes presently subject to limitation under Code Sections 382, 383 or 384, or the federal consolidated return regulations.

     3.12. Insurance. As of the date of this Agreement, BlueStone maintains insurance policies covering all of its assets and properties and the various occurrences which may arise in connection with the operation of its business, including director and officer and errors and omissions policies covering its officers and directors, except where the failure to carry such insurance would not have a BlueStone Material Adverse Effect. To the Knowledge of the Principal Shareholders, such policies are in full force and effect, all premiums due thereon have been paid, and BlueStone has complied in all material respects with the provisions of such policies. Such insurance policies are of comparable amounts and coverage as that which companies engaged in similar businesses would maintain in accordance with good business practice. BlueStone has not received
(a) any notices of any pending or threatened terminations, (b) any refusal of coverage, (c) any notice that a defense will be afforded with reservation of rights or (d) any notice of significant premium increases with respect to any such policies, and such policies will not be modified as a result of or terminate or lapse by reason of the transactions contemplated by this Agreement. BlueStone has given timely notice to the insurer of all claims that may be insured by the policies described above.

     3.13. Reports. To the Knowledge of the Principal Shareholders, all material returns, reports, and statements that BlueStone is currently required to file with the SEC, the NASD or any other Governmental Body have been filed and satisfy all applicable Legal Requirements except where the failure to make such filings would have a BlueStone Material Adverse Effect. To the extent any notice of noncompliance has been received by BlueStone from a Governmental Body, such noncompliance, if material, was corrected by BlueStone and, to the Knowledge of the Principal Shareholders, as a result of such correction there is no BlueStone Material Adverse Effect therefrom.

     3.14. Personnel and Employee Benefits.

          (a) Employees and Compensation. Schedule 3.14 contains a true and complete list of all Employees employed by BlueStone as of April 30, 2001.
     Schedule 3.14 also contains a true and complete list of all employee benefit plans as such term is defined in Section 3.3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (collectively, "Benefit Plans") or arrangements (collectively, "Benefit Arrangements") covering the officers and employees employed by BlueStone.

          (b) BlueStone Benefit Plans. BlueStone does not sponsor, maintain, or contribute to any Benefit Plans other than as listed on Schedule 3.14. To the Knowledge of the Principal Shareholders, each Benefit Plan complies currently and has been maintained in substantial compliance with its terms and, both as to form and in operation, with all material requirements prescribed by any and all material statutes, orders, rules and regulations that are applicable to such plans, including ERISA and the Code, except where the failure to comply would have a BlueStone Material Adverse Effect.

          (c) BlueStone Benefit Arrangements. To the Knowledge of Principal Shareholders, each Benefit Arrangement has been maintained in substantial compliance with its terms and with the material requirements prescribed by all statutes, orders, rules and regulations that are applicable to such Benefit Arrangement. Except as set forth on Schedule 3.14, BlueStone has no written contract prohibiting the termination of any Employee.

          (d)  Labor  Relations.  Except  as  set  forth  in  Schedule  3.14(d),
     BlueStone is not a party to or subject to any collective bargaining agreement. Since January 1, 1998, with respect to the Employees, BlueStone has not received written notice of an alleged failure to comply in a material way with any laws, rules or regulations relating to the employment of labor, including those related to wages, hours, occupational safety, discrimination, and the payment of social security and other payroll related taxes. No proceedings are pending or, to the Knowledge of the Principal Shareholders, threatened between BlueStone and any Employee (singly or collectively). No labor union or other collective bargaining unit represents or, to the Knowledge of the Principal Shareholders, claims to represent any of the Employees.

     3.15. Legal Actions and Orders.

          (a) BlueStone has delivered to the HealthStar Parties a copy of its Form BD and a log of all written complaints received by BlueStone since January 1, 2000, and has made available to the HealthStar Parties the file of complaints described in such log, which file is maintained by BlueStone's Chief Compliance Officer. Except as disclosed on Schedule 3.15, on BlueStone's Form BD, or in such file of complaints, there is no claim, legal action, counterclaim, suit, arbitration, or other legal or administrative proceeding, or Tax Proceeding pending or, to the Knowledge of the Principal Shareholders, threatened against BlueStone or relating to the assets used by BlueStone, or the business or operations of BlueStone, which, if decided adversely to BlueStone, would have a BlueStone Material Adverse Effect.

          (b) To the Knowledge of the Principal Shareholders, except as set forth in Schedule 3.15 or on BlueStone's Form BD:

               (i) there is no Order to which BlueStone or the assets owned or used by BlueStone, or to which BlueStone's business or operations, is subject;

               (ii) neither Principal Shareholder is subject to any Order that relates to the business of, or any of the assets owned or used by, or to the business or operations of, BlueStone; and

               (iii) to the Knowledge of the Principal Shareholder, no officer, director, agent, or employee of BlueStone is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of BlueStone.

          (c) To the Knowledge of the Principal Shareholders, except as set forth in BlueStone's Form BD,

               (i) BlueStone is, and at all times since January 1, 1998 has been, in substantial compliance with all of the terms and requirements of each Order to which it, or any of the assets owned or used by it, or its business or operations, is or has been subject;

               (ii) no event has occurred or circumstance exists that may constitute or result in (with or without notice or lapse of time) a material violation of or failure to comply with any term or requirement of any Order to which BlueStone, or any of the assets owned or used by BlueStone, or its business or operations, is subject; and

               (iii) BlueStone has not received in writing, at any time since January 1, 2000 any notice or other communication from any
          Governmental Body regarding any actual or alleged violation of, or failure to comply with, any term or requirement of any Order to which BlueStone, or any of the assets owned or used by BlueStone, or its business or operations, is or has been subject.

     3.16.  Compliance with Legal Requirements.  Except as set forth in Schedule
3.15 or 3.16 or on BlueStone's Form BD:

          (a) To the Knowledge of the Principal Shareholders, BlueStone is, and at all times since January 1, 1998 has been, in substantial compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets, except where the failure to comply with such Legal Requirement would not have a BlueStone Material Adverse Effect;

          (b) BlueStone is, and at all times since January 1, 1998, has been in compliance with SEC Rule 15c-3(1) and Rule 15c-3(3) and in substantial compliance with the other provisions of Rule 15c-3.

          (c) To the Knowledge of the Principal Shareholders, except as set forth in the log referred to in Section 3.15(a), no event has occurred or circumstance exists that (with or without notice or lapse of time) (A) may constitute or result in a violation by BlueStone of, or a failure on the part of BlueStone to comply with, any Legal Requirement, or (B) may give rise to any obligation on the part of BlueStone to undertake, or to bear all or any portion of the cost of, any remedial action of any nature, except, in each case where such violation or failure was cured or such remedial action was taken and, to the Knowledge of the Principal Shareholders, as a result of such remedial action there is no BlueStone Material Adverse Effect therefrom; and

          (d) BlueStone has not received, at any time since January 1, 1998, any notice or other communication from any Governmental Body regarding (A) any actual or alleged violation of, or failure to comply with, any Legal
     Requirement, or (B) any actual or alleged obligation on the part of BlueStone to undertake, or to bear all or any portion of the cost of, any remedial action of any nature, (i) except, in each case, where such violation or failure was cured or such remedial action was taken and, to the Knowledge of the Principal Shareholders, as a result of such remedial action there is no BlueStone Material Adverse Effect therefrom and (ii) except for notices which would not have a BlueStone Material Adverse Effect.

     3.17. Conduct of Business in Ordinary Course. Since March 31, 2001 and through the date hereof, BlueStone has conducted its business and operations in the Ordinary Course of Business and, except as disclosed in Schedule 3.17, has not:

          (a) made any material increase in compensation payable or to become payable to any of its employees other than those in the normal and usual course of business or in connection with any change in an officer's or employee's responsibilities, or any bonus payment made or promised to any of its Employees, or any material change in personnel policies, employee benefits, or other compensation arrangements affecting its officers or employees;

          (b) made any sale, assignment, lease, or other transfer of assets other than in the normal and usual course of business with suitable replacements being obtained therefor;

          (c) canceled any debts owed to or claims held by BlueStone outside the Ordinary Course of Business;

          (d) made any changes in BlueStone's accounting practices;

          (e) suffered any material write-down of the value of any assets or any material write-off as uncollectable of any accounts receivable;

          (f) transferred or granted any right under, or entered into any settlement regarding the breach or infringement of, any license, patent, copyright, trademark, trade name, franchise, or similar right, or modified any existing right;

          (g) imposed any security interest upon any of its assets, tangible or intangible;

          (h) made any material capital expenditures outside the Ordinary Course of Business;

          (i) made any material capital investment in or any loan to any other Person outside the Ordinary Course of Business;

          (j) created, incurred, assumed, or guaranteed more than Ten Thousand Dollars ($10,000.00) in aggregate indebtedness for borrowed money in capitalized lease obligations;

          (k) made any or authorized any change to BlueStone's Certificate of Incorporation or Bylaws;

          (l) issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

          (m) declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

          (n) experienced any material damage, destruction, or loss (whether or not covered by insurance) to its property;

          (o) made any loan to, or entered into any other transaction with, any of its directors, officers, and employees outside the Ordinary Course of Business;

          (p) granted any increase in the base compensation of any of its directors, officers, and employees outside the Ordinary Course of Business;

          (q) made any other material change of employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business;

          (r) made or changed any material Tax election or taken any other action with respect to Taxes not in the Ordinary Course of Business and consistent with past practices; or

          (s) committed to do any of the foregoing.

     3.18. Insolvency Proceedings. (i) BlueStone is not and its assets and properties are not the subject of any pending or, to the Knowledge of the Principal Shareholders, threatened insolvency proceedings of any character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary; (ii) BlueStone has not made an assignment for the benefit of creditors or taken any action in contemplation of or which would constitute a valid basis for the institution of any such insolvency proceedings; and (iii) BlueStone is not insolvent nor will it become insolvent as a result of the consummation of the transactions contemplated by this Agreement.

     3.19. Capitalization. The authorized capital stock of BlueStone consists of two classes of stock consisting of (a) 25,000,000 shares of common stock, par value of $.01 per share, and (b) 1,000,000 shares of preferred stock, par value of $.01 per share, of which 1,942,000 shares of Common Stock, 200,000 shares of Series A Preferred Stock and 300,000 shares of Series B Preferred Stock are issued and outstanding and held by the Persons whose names and addresses as they appear in the records of BlueStone are set forth on Schedule 3.19. All of the outstanding shares of BlueStone capital stock have been validly issued and are fully paid and nonassessable.

Except as described on Schedule 3.19, (a) no shares of capital stock of BlueStone are held in treasury; (b) there are no other issued or outstanding equity securities of BlueStone; (c) there are no outstanding stock appreciation rights, phantom stock rights, profit participation rights, or other similar rights with respect to any capital stock of BlueStone; (d) there are no other issued or outstanding securities of BlueStone convertible or exchangeable at any time into equity securities of BlueStone; and (e) BlueStone is not subject to any commitment or obligation that would require the issuance or sale of additional shares of capital stock of BlueStone at any time under options, subscriptions, warrants, rights, or other obligations. Except as set forth on
Schedule 3.19, BlueStone does not have any subsidiaries and does not have any equity interest in any corporation, partnership, limited liability company, joint venture, or other entity.

     3.20. Representations as to Principal Shareholders.

          (a) Principal Shareholders hereby represent and warrant that: (i) BlueStone has full power and authority to enter into this Agreement, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of BlueStone; (ii) this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all required actions on the part of BlueStone; and (iii) this Agreement has been duly executed and delivered by each Principal Shareholder and BlueStone and constitutes a legal, valid and binding obligation of each Principal Shareholder and BlueStone, enforceable against each Principal Shareholder and BlueStone in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights of creditors generally and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or equity.

          (b) No Principal Shareholder nor anyone acting on behalf of any Principal Shareholder has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with the Merger and the transactions contemplated by this Agreement. However, BlueStone is responsible for a finders fee payable in shares in connection with the Merger, which it will direct HealthStar to issue out of the Consideration Shares.

     3.21. No Material Adverse Change. There has not been any BlueStone Material Adverse Change, except as set forth on Schedule 3.21.

     3.22. Relationships with Related Persons. Neither of the Principal Shareholders nor any Related Person of any of the Principal Shareholders or, to the Knowledge of the Principal Shareholders, of BlueStone has, or since January 1, 1999 has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to BlueStone's business. Except as set forth in Schedule 3.22, none of the Principal Shareholders, nor any Related Person of the Principal Shareholders or, to the Knowledge of the Principal Shareholders, of BlueStone owns, or since January 1, 1999 has owned (of record or as a beneficial owner) an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with BlueStone other than business dealings or transactions conducted in the Ordinary Course of Business with BlueStone at substantially prevailing market prices and on substantially prevailing market terms (other than the purchase of securities of BlueStone by such Persons) or (ii) engaged in competition with BlueStone (a "Competing Business") except for less than one percent of the outstanding capital stock of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market. Except as set forth in Schedule 3.22, none of the Principal Shareholders or any Related Person of the Principal Shareholders or, to the Knowledge of the Principal Shareholders, of BlueStone (with respect to Contracts) is a party to any Contract with, or has any claim or right against, BlueStone.

     3.23. Investment Representations. Each Principal Shareholder hereby makes, with respect to himself, for the benefit of HealthStar, and with respect to the Consideration Shares, the investment representations set forth in Section 5.2 hereof, provided that the representation set forth in Section 5.2(a)(ii) is being made with respect to HealthStar's business and affairs. Each of the Principal Shareholders has received and reviewed copies of the latest Forms 10-KSB and 10-QSB and all Forms 8-K and Proxy Statements since March 31, 2000 of HealthStar and the financial statements contained therein.

     3.24. Disclosure. To the Knowledge of the Principal Shareholders no representation or warranty in this Agreement and no statement in the Schedules omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

     3.25. Aggregate Effect of BlueStone Material Adverse Effect Qualifiers. To the extent there would be a breach of any of the foregoing representations and warranties set forth in this Section 3 but for the fact that such representation or warranty contains a BlueStone Material Adverse Effect qualifier, the aggregate of all such breaches would not have a BlueStone Material Adverse Effect.

                                   SECTION 4:
                         REPRESENTATIONS AND WARRANTIES
                            OF THE HEALTHSTAR PARTIES

     The HealthStar Parties, jointly and severally, represent and warrant to the BlueStone Shareholders, as defined in Section 9.3, and to BlueStone as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date or time, in which case, such representations and warranties shall be true and complete as of such date or time) as follows:

     4.1. Corporate Existence and Power. Each of HealthStar, M(2), Ltd., a Maryland corporation and wholly-owned subsidiary of HealthStar ("M(2)"), and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of their respective incorporation, and are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction where the failure to so qualify would have a HealthStar Material Adverse Effect, and each of them has all corporate power required to own, lease and operate its respective properties and assets and to carry on its respective business.

     4.2. Corporate Authorization. The execution and delivery by each of HealthStar and Merger Sub of this Agreement and the ancillary agreements hereto, the consummation of the transactions contemplated hereby and thereby, and the performance by HealthStar and Merger

Sub of their respective obligations hereunder and thereunder, are within the corporate powers of HealthStar and Merger Sub and have been duly authorized by all necessary corporate action on the part of HealthStar and Merger Sub. This Agreement constitutes, and each ancillary agreement when executed and delivered by HealthStar and/or Merger Sub pursuant to this Agreement will constitute, a legal, valid and binding obligation of HealthStar and/or Merger Sub (as the case may be) in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights of creditors generally and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or equity.

     4.3. Absence of Conflicting Agreements. As to the HealthStar Parties and M(2), subject to obtaining the necessary NASD approvals, the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement (with or without the giving of notice, the lapse of time, or both): (a) do not require the Consent of any third party the failure of which to obtain would have a HealthStar Material Adverse Effect; (b) will not conflict with any provision of the Certificate of Incorporation, By-Laws, or other organizational documents of the HealthStar Parties which conflict would have a HealthStar Material Adverse Effect; (c) will not conflict with, result in a material breach of, or constitute a material default under any applicable Order, Legal Requirement, or ruling of any court or Governmental Body to which any of the HealthStar Parties is subject which conflict, breach or default would have a HealthStar Material Adverse Effect; (d) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any material agreement, instrument, license, or permit to which either of the HealthStar Parties is a party or by which either of the HealthStar Parties or either of their assets may be bound which conflict, breach, termination, default or acceleration would have a HealthStar Material Adverse Effect; and (e) will not create any claim, liability, mortgage, lien, pledge, condition, charge, or encumbrance of any nature whatsoever upon any of the assets of either of the HealthStar Parties which would have a HealthStar Material Adverse Effect. To the Knowledge of HealthStar, except for filings in connection with obtaining NASD approvals, as set forth above, and the filing of the Certificate of Merger, no filing with any Governmental Body or any other third party is required to consummate this Agreement or the transactions contemplated hereby, other than filings HealthStar is required to make by virtue of being a public company.

     4.4. Capitalization. The authorized capital stock of HealthStar consists of 15,000,000 shares of Common Stock, $.001 par value, of which 8,345,872 shares are issued and outstanding on the date hereof and 1,000,000 shares of Preferred Stock, $.001 par value per share of which no shares are issued and outstanding on the date hereof. The shares of Preferred Stock to be issued to holders of BlueStone common stock in the Merger and the shares of Common Stock issuable upon conversion of such shares will, upon issuance of such shares of Preferred Stock and upon conversion with respect to the Common Stock, be duly authorized, validly issued and fully paid and non-assessable, issued without violation of the preemptive rights of any Person. There are no warrants, options, calls, commitments by or agreements to which HealthStar is bound on the date hereof relating to the issuance, conversion or purchase of any shares of Common Stock, or any other capital stock of HealthStar, except as set forth on Schedule 4.4 attached hereto or except for options granted by HealthStar pursuant to option plans in effect on the date hereof.

     4.5. Interests in Other Entities. Other than National Health Benefits & Casualty Corp., a Nevada corporation which is inactive, Merger Sub and M(2), HealthStar does not: (a) own, directly or indirectly, of record or beneficially, any shares of voting stock or other equity securities of any other corporation,
(b) have any ownership interest, direct or indirect, of record or beneficially, in any unincorporated entity, or (c) have any obligation, direct or indirect, present or contingent, (i) to purchase or subscribe for any interest in, advance or loan money to, or in any way make investments in, any person, or (ii) to share any profits or capital investments or both.

     4.6. SEC Filings; Financial Statements.

          (a) Except as set forth on Schedule 4.6, HealthStar has timely filed all forms, reports and documents required to be filed by HealthStar with the SEC, including any amendments thereto (collectively, the "HealthStar SEC Reports"). The HealthStar SEC Reports (a) at the time filed, complied in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended, as the case may be, and (b) did not at the time they were filed (or if amended or superseded by a subsequent filing, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such HealthStar SEC Reports or necessary in order to make the statements in such HealthStar SEC Reports, in the light of the circumstances under which they were made, not misleading. To the Knowledge of the HealthStar Parties, there is no material adverse information omitted from the HealthStar SEC Reports with respect to HealthStar which a reasonable investor would consider material in making an investment decision in a similar situation.

          (b) Each of the consolidated financial statements (including, in each case, any related notes) contained in the HealthStar SEC Reports, the "HealthStar Financial Statements"), (i) is accurate and complete and complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, (ii) is consistent in all material respects with the books and records of HealthStar, (iii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-QSB or 8-K promulgated by the SEC), and (iv) fairly presented in all material respects the consolidated financial position of HealthStar and its subsidiaries as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount. Each of the Additional HealthStar Financial Statements (as defined in Section 5.6): (i) will be accurate and complete in all material respects, (ii) will be consistent in all material respects with the books and records of HealthStar and (iii) will fairly present in all material respects the financial condition and results of operations of HealthStar, consistently applied, as of the dates and for the periods set forth therein. No financial statements of any other Person other than the HealthStar Parties and M(2) are required by GAAP to be included in the financial statements of HealthStar.

          (c) The certificate of deposit issued by First International Bank & Trust Ltd. in the amount of $500,000 (the "CD") and the funds held for HealthStar at American Equity Management Group, Inc. in the amount of $2,524,201 (the "American Equity Funds"), all as described in Section 6.2(f), represent valid and binding obligations of such entities to HealthStar and can be liquidated by HealthStar on October 11, 2001 in the case of the CD and immediately in the case of the American Equity Funds.

     4.7. Absence of Certain Changes. Since March 31, 2001, there has not been any Material Adverse Change with respect to HealthStar, M(2) or Merger Sub.

     4.8. Absence of Undisclosed Liabilities. Except for liabilities disclosed in the HealthStar SEC Reports and liabilities and obligations which would not have a HealthStar Material Adverse Effect, neither HealthStar, M(2) nor Merger Sub has any liabilities or obligations of any nature whatsoever, whether accrued, absolute, contingent or otherwise (including but not limited to any retained liabilities or obligations of any former or current subsidiary, the assets or capital stock of which was sold by HealthStar), which have not been
(i) in the case of liabilities and obligations of a type customarily reflected on a balance sheet, or (ii) in the case of other types of liabilities and obligations, described in Schedule 4.8 or any of the other Schedules delivered by HealthStar and Merger Sub pursuant hereto, or (iii) incurred, consistent with past practice, in the Ordinary Course of business since March 31, 2001. Except as described in Schedule 4.8, with respect to any current or former Subsidiary, the assets or stock of which have been sold, HealthStar has not received any notice or claim from the purchaser or an affiliate of the purchaser for any indemnification obligations of HealthStar or its affiliates.

     4.9. Tax Matters.

          (a) To the Knowledge of HealthStar, except as set forth on Schedule 4.9(a) hereto and except as would have a HealthStar Material Adverse
     Effect:

               (i) All Tax Returns required to be filed by HealthStar have been filed when due in a timely fashion and all such Tax Returns are true, correct and complete.

               (ii) HealthStar has paid in full on a timely basis all Taxes owed by it that were payable on or prior to the date hereof, whether or not shown on any Tax Return.

               (iii) The amount of HealthStar liability for unpaid Taxes did not, as of March 31, 2000 exceed the amount of the current liability accruals for such Taxes (excluding reserves for deferred Taxes) reflected on the Financial Statements.

               (iv) HealthStar has withheld and paid over to the proper Tax Authority all Taxes required to have been withheld and paid over (and complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto) in connection with amounts paid to any employee, independent contractor, creditor, or other third party.

               (v) HealthStar has received no notice of any Tax Proceeding currently pending with respect to it and HealthStar has not received notice from any Tax Authority that it intends to commence a Tax Proceeding.

               (vi) No waiver or extension by HealthStar of any statute of limitations is currently in effect with respect to the assessment, collection, or payment of Taxes of HealthStar or for which HealthStar is liable.

               (vii) HealthStar has not requested any extension of the time within which to file any Tax Return of HealthStar that is currently in effect.

               (viii) There are no liens on the assets of HealthStar relating or attributable to Taxes (except liens for Taxes not yet due).

               (ix)  HealthStar  is not and has not been at any time  during the
          preceding   five  years  a  "United   States  real  property   holding
          corporation" within the meaning of Section 897(c)(2) of the Code.

               (x) HealthStar has not entered into an agreement or consent made under Section 341(f) of the Code.

               (xi) HealthStar has not agreed to, nor is it required to, make any adjustments under Section 481(a) of the Code as a result of a change in accounting methods.

               (xii) HealthStar is not and has not at any time been a party to a tax sharing, tax indemnity or tax allocation agreement, and HealthStar has not assumed the Tax Liability of any other Person under any Contract.

               (xiii) HealthStar is not and has not at any time been a member of an affiliated group filing a consolidated federal income tax return and does not have any liability for the Taxes of another entity or person under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or foreign law), as a transferee or successor, or otherwise.

               (xiv) None of HealthStar's assets are treated as "tax exempt use property" within the meaning of Section 168(h) of the Code.

               (xv) HealthStar is not a party to any joint venture, partnership or other arrangement that is treated as a partnership for U.S. federal income tax purposes.

          (b) HealthStar has furnished or otherwise made available to BlueStone correct and complete copies of (i) all income, franchise and other material Tax Returns filed by HealthStar since January 1, 1998; and (ii) all pending examination reports, statements of deficiencies and closing agreements received by HealthStar relating to Taxes.

          (c) HealthStar's tax return for the year ended March 31, 2000 accurately reflects (i) HealthStar's basis in its assets, (ii) the amount of any net operating loss, net capital loss and any other Tax carryovers of HealthStar (including losses and other carryovers subject to any limitations), and (iii) material Tax elections made by HealthStar. To the Knowledge of HealthStar, except as stated in Schedule 4.9(c), HealthStar has no net operating losses or other Tax attributes presently subject to limitation under Code Sections 382, 383 or 384, or the federal consolidated return regulations.

     4.10. Certain Contracts. Set forth on Schedule 4.10 is a list of all material Contracts of HealthStar, M(2) and Merger Sub (the "HealthStar Material Contracts") (which for purposes of this Section shall mean such Contracts that provide for annual payments or receipts in excess of $50,000). Except as set forth on Schedule 4.10, each of the HealthStar Material Contracts are in full force and effect and are legal, valid and binding obligation of HealthStar, M(2) or Merger Sub, as the case may be, and is enforceable against each other party thereto in accordance with its terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and subject to the limitations imposed by general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity), and neither HealthStar, M(2), Merger Sub, nor, to the Knowledge of HealthStar and Merger Sub, any other party thereto is in default or has failed to perform any material obligation thereunder other than defaults violations or breaches which would not have a HealthStar Material Adverse Effect. Complete and correct copies of each of such contracts listed on Schedule 4.10 have been previously made available to BlueStone. To the Knowledge of HealthStar, other than in the Ordinary Course of Business, no party to any HealthStar Material Contract has given notice to HealthStar of its intention (a) to terminate such Contract or amend the terms thereof; (b) to refuse to renew such Contract upon expiration of its term; or (c) to renew such Contract upon expiration only on terms and conditions that are more onerous than those now existing.

     4.11. Governmental Authorizations. HealthStar, M(2) and Merger Sub possess and are in substantial compliance with all Governmental Authorizations that are required to conduct their respective businesses and the use and ownership of their respective assets except where the failure to obtain or comply with such Governmental Authorization would not have a HealthStar Material Adverse Effect. Each of such Governmental Authorizations is set forth on Schedule 4.11. Each of such Governmental Authorizations is valid and in full force and effect and neither HealthStar nor any of its Employees received in writing, at any time since January 1, 1998 any notice or other communication from any Governmental Body or any other Person regarding (i) any actual or alleged violation of or failure to comply with any material term or requirement of any Governmental Authorization, or (ii) any actual or proposed withdrawal, suspension, cancellation, termination of, or modification to any Governmental Authorization.

     4.12. Disputes and Litigation. Except as described in the HealthStar SEC Reports or as set forth in Schedule 4.12, there is no action, suit, proceeding or claim, pending or, to the Knowledge of the HealthStar Parties, threatened by any Person or Governmental Body, and no investigation by any court, or Governmental Body pending or threatened, against HealthStar, M(2) or Merger Sub, before any court or Governmental Body, nor is there any outstanding Order against HealthStar, M(2) or Merger Sub, which, if decided adversely to HealthStar or Merger Sub would have a HealthStar Material Adverse Effect.

     4.13. Brokers or Finders. Neither HealthStar, M(2) nor Merger Sub, nor any director, officer, agent or employee thereof, has employed any broker or finder or has incurred or will incur any broker's, finder's or similar fees, commissions or expenses, in each case in connection with the transactions contemplated by this Agreement.

     4.14. Insurance. As of the date of this Agreement, HealthStar, M(2) and Merger Sub maintain insurance policies covering all of their respective assets and properties and the various occurrences which may arise in connection with the operation of their business, including, as applicable, director and officer policies covering their officers and directors except where the failure to carry such insurance would not have a HealthStar Material Adverse Effect. All such insurance policies are set forth on
Schedule 4.14. Such policies are in full force and effect, all premiums due thereon have been paid, and each of HealthStar and M(2) has complied in all material respects with the provisions of such policies. Such insurance policies are of comparable amounts and coverage as that which companies engaged in similar businesses would maintain in accordance with good business practice.
Neither HealthStar nor M(2) has received (a) any notices of any pending or threatened terminations, (b) any refusal of coverage, (c) any notice that a defense will be afforded with reservation of rights or (d) any notice of any significant premium increases with respect to any such policies, and such policies will not be modified as a result of or terminate or lapse by reason of the transactions contemplated by this Agreement. HealthStar has given notice to the insurer of all claims that may be insured by the policies described above.

     4.15. Insolvency Proceedings. (i) Neither HealthStar nor M(2) is nor are their assets and properties the subject of any pending or, to the Knowledge of the HealthStar Parties, threatened insolvency proceedings of any character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary; (ii) neither HealthStar nor M(2) has made an assignment for the benefit of creditors or taken any action in contemplation of or which would constitute a valid basis for the institution of any such insolvency proceedings; and (iii) neither HealthStar nor M(2) is insolvent nor will it become insolvent as a result of the consummation of the transactions contemplated by this Agreement.

     4.16. Personnel and Employee Benefits.

          (a) Employees and Compensation. Schedule 4.16 contains a true and complete list of all employees employed by HealthStar and M(2) as of April 30, 2001. Schedule 4.16 also contains a true and complete list of all employee benefit plans as such term is defined in Section 3.3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (collectively, "HealthStar Benefit Plans") or arrangements (collectively, "HealthStar Benefit Arrangements") covering the officers and employees employed by HealthStar and M(2).

          (b) HealthStar Benefit Plans. HealthStar does not sponsor, maintain, or contribute to any Benefit Plans other than as listed on Schedule 4.16. To the Knowledge of the HealthStar Parties, each Benefit Plan complies currently and has been maintained in substantial compliance with its terms and, both as to form and in operation, with all material requirements prescribed by any and all material statutes, orders, rules and regulations that are applicable to such plans, including ERISA and the Code, except where the failure to comply would have a HealthStar Material Adverse Effect.

          (c) HealthStar Benefit Arrangements. To the Knowledge of the HealthStar Parties, each Benefit Arrangement has been maintained in substantial compliance with its terms and with the material requirements prescribed by all statutes, orders, rules and regulations that are applicable to such Benefit Arrangement. Except as set forth on Schedule 4.16, HealthStar has no written contract prohibiting the termination of any Employee.

          (d) Labor Relations. Except as set forth in Schedule 4.16(d), neither HealthStar nor M(2) is a party to or subject to any collective bargaining agreement. Since January 1, 1998, with respect to the employees, HealthStar and M(2) have not received written notice of an alleged failure to comply in a material way with any laws, rules or regulations relating to the employment of labor, including those related to wages, hours, occupational safety, discrimination, and the payment of social security and other payroll related taxes. No proceedings are pending or, to the Knowledge of the HealthStar Parties, threatened between HealthStar or M(2) and any of their respective employees (singly or collectively). No labor union or other collective bargaining unit represents or, to the Knowledge of the HealthStar Parties, claims to represent any of the employees of HealthStar or M(2).

     4.17. Relationships with Related Persons. Neither of HealthStar nor any Related Person of HealthStar, M(2) or of Merger Sub has, or since January 1, 1999 has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to HealthStar's business. Except as set forth in Schedule 4.17, none of HealthStar or any Related Person of HealthStar or of Merger Sub owns, or since January 1, 1999 has owned, (of record or as a beneficial owner) an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with HealthStar other than business dealings or transactions conducted in the Ordinary Course of Business with HealthStar at substantially prevailing market prices and on substantially prevailing market terms, or (ii) engaged in competition with HealthStar (a
"Competing Business") except for less than one percent of the outstanding capital stock of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market. Except as set forth in
Schedule 4.17, none of HealthStar or any Related Person of HealthStar or of Merger Sub (with respect to Contracts) is a party to any Contract with, or has any claim or right against, HealthStar.

     4.18. Title to Properties. Except as disclosed in Schedule 4.18, to the Knowledge of HealthStar, each of HealthStar and M(2) has good and marketable title to its assets and properties, except where the failure to obtain such marketable title would not have a HealthStar Material Adverse Effect, and its assets and properties are not subject to any mortgages, pledges, liens, security interests, encumbrances, or other charges or rights of others of any kind or nature except for Permitted Encumbrances.

     4.19. Disclosure. To the Knowledge of HealthStar no representation or warranty in this Agreement and no statement in the Schedules omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

     4.20. Aggregate Effect of HealthStar Material Adverse Effect Qualifiers. To the extent there would be a breach of any of the foregoing representations and warranties set forth in this Section 4 but for the fact that such representation or warranty contains a HealthStar Material Adverse Effect qualifier, the aggregate of all such breaches would not have a HealthStar Material Adverse Effect.

                                   SECTION 5:
                                    COVENANTS

     5.1. Procedure for Exchange. Immediately after the Effective Time, HealthStar shall make appropriate provision for issuance of certificates representing the Consideration Shares against surrender of the BlueStone Shares or otherwise at the direction of BlueStone.

     5.2. Qualifications and Representations of Future Shareholders. BlueStone will require each Future Shareholder to represent and warrant upon his purchase of capital stock of BlueStone prior to the Closing Date as follows:

          (a) (i) Each Future Shareholder (x) has prior investment experience, including investment in restricted securities, (y) has the capacity to evaluate the merits and risks of the acquisition of the Consideration Shares, and (z) understands the nature of an investment in the Consideration Shares and is able to bear the economic risks of such an investment; and

               (ii) Future Shareholders have been afforded a reasonable opportunity to ask questions and receive answers from BlueStone and its management about BlueStone's business and financial affairs and condition, prospects, strategic plans, and resources and about the terms of the Merger.

          (b) Investment Intent. Each Future Shareholder will acquire the Consideration Shares pursuant to this Agreement for investment for their own account and not with a view to the distribution (as such term is used in Section 2(11) of the Securities Act) thereof.

          (c) Resale Restrictions. Each Future Shareholder understands and acknowledges that the Consideration Shares will not be registered under the Securities Act or applicable state "Blue Sky" laws at or after the Closing Date and must be held indefinitely unless or until (i) they are subsequently registered under the Securities Act and applicable state "Blue Sky" laws, or (ii) an exemption from such registration is available for any subsequent sale or distribution.

          (d) Exempt Sale. Each Future Shareholder understands and acknowledges that the transfer and delivery of the Consideration Shares by HealthStar under this Agreement has not been registered (i) under the Securities Act and is intended to be exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(2) of the Securities Act and/or Regulation D thereunder, (ii) under applicable state securities laws and regulations in reliance upon exemptions contained in such laws and regulations, and (iii) that the reliance by HealthStar on such exemption is predicated in part on each Future Shareholder's representations set forth in this Section 5.2. None of the Future Shareholders has offered the Consideration Shares to any Person or taken any other action that of itself would cause the aforesaid non-public offering exemption not to be available to HealthStar with respect to the issuance of the Consideration Shares.

          (e) Legends on Certificates. Each Future Shareholder understands and acknowledges that any certificate or other instrument evidencing any of the Consideration Shares delivered at the Closing shall be stamped or otherwise imprinted with the legends substantially in the form set forth below.

               (i) The following legend under the Securities Act:

                  "THE SECURITIES  REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
               REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER THE SECURITIES LAW OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE HYPOTHECATED OR DISTRIBUTED, EXCEPT (A) (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT, OR (ii) PURSUANT TO A VALID EXEMPTION FROM SUCH REGISTRATION UNDER THE SECURITIES ACT AND UNDER THE SECURITIES LAW OF ANY STATE, AND (B) UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION SHALL BE SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH SALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND SUCH STATE
               SECURITIES   LAW."

               (ii) Any legend imposed or required by HealthStar's certificate of incorporation or bylaws or applicable state securities laws and state corporate laws.

Each Future Shareholder understands and acknowledges that HealthStar will make, or cause to be made, a notation in its stock transfer registry with respect to the restrictions on offer and sale of the Consideration Shares.

     5.3. Conduct of BlueStone's Business Prior to Closing. Except as otherwise contemplated by this Agreement from the date hereof through the Closing Date, the Principal Shareholders shall cause BlueStone to conduct, and BlueStone shall conduct, its business in the Ordinary Course of Business. Without limiting the generality of the foregoing, except as contemplated by this Agreement or as consented to by HealthStar (which consent may not be unreasonably withheld by HealthStar) from and after the date hereof, the Principal Shareholders shall act, shall cause BlueStone to act, and BlueStone shall act as follows:

          (a) BlueStone shall not adopt any material change in any method of accounting or accounting practice, except as contemplated or required by GAAP;

          (b) BlueStone shall not amend its charter or bylaws;

          (c) except for the disposition of obsolete equipment in the Ordinary Course of Business, BlueStone will not sell, mortgage, pledge, or otherwise dispose of any material assets or properties owned, leased, or used in the operation of its business;

          (d) BlueStone shall not merge or consolidate with, or agree to merge or consolidate with, or purchase or agree to purchase all or substantially all of the assets of, or otherwise acquire, any other business entity;

          (e) other than as described in Schedule 3.19, BlueStone shall not authorize for issuance, issue, or sell any additional shares of its capital stock or issue any securities or obligations convertible or exchangeable into shares of its capital stock or issue or grant any option, warrant, or other right to purchase any shares of its capital stock;

          (f) BlueStone shall not incur, or agree to incur, any debt for borrowed money;

          (g) BlueStone shall not change its historic practices concerning the payment of accounts payable;

          (h) BlueStone shall not declare, issue, or otherwise approve the payment of dividends of any kind in respect of the capital stock of BlueStone or redeem, purchase, or acquire any of its capital stock;

          (i) BlueStone shall maintain the existing insurance policies on the assets of its business or other policies providing substantially similar coverages;

          (j) except in the Ordinary Course of Business or except as otherwise contemplated by this Agreement, BlueStone will not permit any increases in the compensation of any of its Employees except as required by law or existing contract or agreement or enter into or amend any BlueStone Benefit Plan or BlueStone Benefit Arrangement;

          (k) except in the Ordinary Course of Business, BlueStone shall not enter into or renew, extend or terminate, or waive any Contract, or incur any obligation that will be binding on BlueStone after Closing;

          (l) BlueStone shall not enter into any transactions with any Affiliate that will be binding upon BlueStone following the Closing Date;

          (m) BlueStone shall maintain its assets or replacements thereof in good operating condition and adequate repair, normal wear and tear excepted;

          (n) BlueStone shall not make or change any Tax election, amend any Tax Return, or take or omit to take any other action not in the Ordinary Course of Business that would have the effect of increasing any Taxes of BlueStone;

          (o) BlueStone shall file all Tax Returns when due;

          (p) BlueStone shall use its commercially reasonable efforts consistent with past practice to preserve its business and assets and to keep available its present employees and to preserve present relationships with its customers, employees, and others having business relations with it; and

          (q) BlueStone shall not take any action that would adversely effect in any material respect the applicable Governmental Authorizations or cause BlueStone to not be in substantial compliance with all SEC, NASD, and applicable State Governmental Authorizations that relate to its business and assets.

     5.4. Conduct of HealthStar's and M(2)'s Business Prior to Closing. Except as otherwise contemplated by this Agreement from the date hereof through the Closing Date, HealthStar shall cause M(2) to conduct, and HealthStar shall conduct, its business in the Ordinary Course of Business. Without limiting the generality of the foregoing, except as contemplated by this Agreement or as consented to by BlueStone (which consent may not be unreasonably withheld by BlueStone) from and after the date hereof, HealthStar shall act and shall cause M(2) to act as follows:

          (a) Neither HealthStar nor M(2) shall adopt any material change in any method of accounting or accounting practice, except as contemplated or required by GAAP;

          (b) Neither HealthStar nor M(2) shall amend its charter or bylaws;

          (c) except for the disposition of obsolete equipment in the Ordinary Course of Business, neither HealthStar nor M(2) shall sell, mortgage, pledge, or otherwise dispose of any material assets or properties owned, leased, or used in the operation of its business;

          (d) Neither HealthStar nor M(2) shall merge or consolidate with, or agree to merge or consolidate with, or purchase or agree to purchase all or substantially all of the assets of, or otherwise acquire, any other business entity;

          (e) Neither HealthStar nor M(2) shall authorize for issuance, issue, or sell any additional shares of its capital stock or issue any securities or obligations convertible or exchangeable into shares of its capital stock or issue or grant any option, warrant, or other right to purchase any shares of its capital stock;

          (f) Neither HealthStar nor M(2) shall incur, or agree to incur, any debt for borrowed money;

          (g) Neither HealthStar nor M(2) shall change its historic practices concerning the payment of accounts payable;

          (h) Neither HealthStar nor M(2) shall declare, issue, or otherwise approve the payment of dividends of any kind in respect of the capital stock of HealthStar or M(2) or redeem, purchase, or acquire any of its capital stock;

          (i) Each of Healthstar and M(2) shall maintain the existing insurance policies on the assets of its business or other policies providing substantially similar coverages;

          (j) except in the Ordinary Course of Business or except as otherwise contemplated by this Agreement, neither HealthStar nor M(2) will permit any increases in the compensation of any of its employees except as required by law or existing contract or agreement or enter into or amend any HealthStar Benefit Plan or HealthStar Benefit Arrangement;

          (k) except in the Ordinary Course of Business, neither HealthStar nor M(2) shall enter into or renew, extend or terminate, or waive any Contract, or incur any obligation that will be binding on HealthStar or M(2) after Closing;

          (l) Neither HealthStar nor M(2) shall enter into any transactions with any Affiliate that will be binding upon HealthStar or M(2) following the Closing Date;

          (m) Each of HealthStar and M(2) shall maintain its assets or replacements thereof in good operating condition and adequate repair, normal wear and tear excepted;

          (n) Neither HealthStar nor M(2) shall make or change any Tax election, amend any Tax Return, or take or omit to take any other action not in the Ordinary Course of Business that would have the effect of increasing any Taxes of HealthStar or M(2);

          (o) Each of HealthStar and M(2) shall file all Tax Returns when due;

          (p) Each of HealthStar and M(2) shall use its commercially reasonable efforts consistent with past practice to preserve its business and assets and to keep available its present employees and to preserve present relationships with its customers, employees, and others having business relations with it; and

          (q) Neither HealthStar nor M(2) shall take any action that would adversely effect in any material respect the applicable Governmental Authorizations or cause HealthStar or M(2) to not be in substantial compliance with all SEC, NASD, and applicable State Governmental Authorizations that relate to its business and assets.

     5.5. Access to BlueStone Information. From and after the date of this Agreement until the Closing Date, BlueStone shall (a) give the HealthStar Parties and the HealthStar Parties' employees, accountants and counsel full and complete access upon reasonable notice during normal business hours, to all officers, employees, offices, properties, agreements, records and affairs of BlueStone; (b) provide the HealthStar Parties with all financial information of BlueStone that is distributed to the officers and directors of BlueStone, including, but not limited to, the monthly internal financial statements prepared by BlueStone and the monthly FOCUS Reports of BlueStone, promptly upon distribution of such information to the officers and directors of BlueStone (all of the foregoing financial information, financial statements and FOCUS Reports collectively, the "Additional BlueStone Financials Statements"); and (c) provide copies of such information concerning BlueStone as the HealthStar Parties may reasonably request.

     5.6. Access to HealthStar Information. From and after the date of this Agreement until the Closing Date, HealthStar shall (a) give BlueStone and BlueStone's employees, accountants and counsel full and complete access upon reasonable notice during normal business hours, to all officers, employees, offices, properties, agreements, records and affairs of the HealthStar Parties and M(2); (b) provide BlueStone with all financial information of HealthStar and M(2) that is distributed to the officers and directors of HealthStar, including, but not limited to, the monthly internal financial statements prepared by HealthStar and M(2), promptly upon distribution of such information to the officers and directors of HealthStar (all of the foregoing financial information and financial statements collectively, the "Additional HealthStar Financials Statements"); and (c) provide copies of such information concerning HealthStar and M(2) as BlueStone may reasonably request.

                                   SECTION 6:
                    CONDITIONS TO OBLIGATIONS OF THE PARTIES

     6.1. Conditions to Obligations of the HealthStar Parties. All obligations of the HealthStar Parties to consummate the Merger and the other transactions contemplated by this Agreement are subject, at the HealthStar Parties' option, to the fulfillment prior to or at the Closing Date of each of the following conditions:

          (a) Representations and Warranties. All representations and warranties of the Principal Shareholders contained in this Agreement shall be true and complete at and as of the Closing as though made at and as of that time (except for representations and warranties that speak as of a specific date or time which need only be true and complete as of such date or time), except where the failure to be true and complete does not have a BlueStone Material Adverse Effect.

          (b) Covenants and Conditions. The Principal Shareholders and BlueStone shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date, except where the failure to have performed and complied does not have a BlueStone Material Adverse Effect.

          (c) NASD Approvals. The required approvals from the NASD shall have been received or the parties determine to proceed with the Closing as set forth in Section 2.3.

          (d) No Litigation. No action, suit or proceeding against any of the Principal Shareholders or BlueStone relating to the consummation of any of the transactions contemplated by this Agreement or any governmental action seeking to delay or enjoin any such transactions shall be pending or threatened.

          (e) Deliveries. The Principal Shareholders and BlueStone shall have made or stand willing to make all the deliveries to the HealthStar Parties described in Section 7.1.

     6.2. Conditions to Obligations of Principal Shareholders and BlueStone. All obligations of Principal Shareholders and BlueStone to consummate the Merger and the other transactions contemplated by this Agreement, are subject, at the Principal Shareholders' and BlueStone's option, to the fulfillment prior to or at the Closing Date of each of the following conditions:

          (a) Representations and Warranties. All representations and warranties of the HealthStar Parties contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though made at and as of that time (except for representations and warranties that speak as of a specific date or time which need only be true and complete as of such date or time) except where the failure to be true and complete does not have a HealthStar Material Adverse Effect.

          (b) Covenants and Conditions. The HealthStar Parties shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date, except where the failure to have performed and complied does not have a HealthStar Material Adverse Effect.

          (c) NASD Approvals. The required approvals from the NASD shall have been received or the parties determine to proceed with the Closing as set forth in Section 2.3.

          (d) No Litigation. No action, suit or proceeding against HealthStar relating to the consummation of any of the transactions contemplated by this Agreement or any governmental action seeking to delay or enjoin any such transactions shall be pending or threatened.

          (e) Deliveries. The HealthStar Parties shall have made or stand willing to make all the deliveries described in Section 7.2.

          (f) HealthStar Cash. Immediately prior to the Closing, HealthStar shall have not less than $3,500,000 in cash and shall have no liabilities for borrowed money other than those that appear on the consolidated balance sheet of HealthStar as of May 31, 2001. Of such $3,500,000, $500,000 shall be in the form of a certificate of deposit issued by First International Bank & Trust Ltd., Roseau, Commonwealth of Dominica, which matures on October 11, 2001, and the remainder shall be cash in the account of HealthStar at Provident Bank of Maryland. In that connection, HealthStar shall have liquidated its funds currently held at American Equity Management, Inc. in the amount of $2,524,201 and deposited such funds in the account of HealthStar at Provident Bank of Maryland.

                                   SECTION 7:
                         CLOSING AND CLOSING DELIVERIES

     7.1. Deliveries by Principal Shareholders and BlueStone. On the Closing Date, the Principal Shareholders and BlueStone shall deliver to the HealthStar Parties the following, in form and substance reasonably satisfactory to the HealthStar Parties and its counsel:

          (a) Certificate of Merger. A Certificate of Merger substantially in the form attached hereto as Exhibit 7.1(a) dated the Closing Date and duly executed by the appropriate officers of BlueStone (the "Certificate of Merger");

          (b) Certificate. A certificate, dated as of the Closing Date, executed by the Principal Shareholders, certifying severally to HealthStar: (i) that the representations and warranties of Principal Shareholders contained in this Agreement are true and complete as of the Closing Date as though made on and as of that date (except for representations and warranties that speak as of a specific date or time, which need only be true and complete as of such date or time), and (ii) that the Principal Shareholders and BlueStone have in all respects performed and complied with all of their respective obligations, covenants and agreements in this Agreement to be performed and complied with on or prior to the Closing Date.

          (c) Secretary's Certificate. A certificate, dated as of the Closing Date, executed by BlueStone' Secretary (i) certifying that the resolutions, as attached to such certificate, were duly adopted by each of BlueStone' Board of Directors and shareholders, authorizing and approving the execution of this Agreement and the consummation of the transaction contemplated hereby and that such resolutions remain in full force and effect, and (ii) providing, as attachments thereto, the Certificate of Incorporation and Bylaws of BlueStone, with all amendments;

          (d) Good Standing Certificates. Certificates as to the formation and/or good standing of BlueStone issued by the NY SOS to be dated a date not more than a reasonable number of days prior to the Closing Date;

          (e) Opinion of Counsel. An opinion of Blank Rome Tenzer Greenblatt, LLP dated as of the Closing Date, addressed to the HealthStar Parties and to Roth Capital Partners LLC, which is acting as Qualified Independent Underwriter for the Merger pursuant to the rules of the NASD ("Roth Capital") substantially in the form of Exhibit 7.1(e) attached hereto; and

          (f) Other Documents. Such other documents reasonably requested by the HealthStar Parties or their counsel for complete implementation of this Agreement and consummation of the transaction contemplated hereby.

     7.2. Deliveries by the HealthStar Parties. Prior to or on the Closing Date, the HealthStar Parties shall deliver to BlueStone and the Principal Shareholders the following, in form and substance reasonably satisfactory to Principal Shareholders, BlueStone and their counsel:

          (a) Certificate of Merger. The Certificate of Merger duly executed by the appropriate officers of Merger Sub;

          (b) Officer's Certificate. A certificate, dated as of the Closing Date, executed on behalf of an officer of each of the HealthStar Parties, certifying (i) that the representations and warranties of each of the HealthStar Parties contained in this Agreement are true and complete in all material respects as of the Closing Date as though made on and as of that date, and (ii) that each of the HealthStar Parties have in all material respects performed and complied with all of its obligations, covenants and agreements in this Agreement to be performed and complied with on or prior to the Closing Date;

          (c) Secretary's Certificate. A certificate, dated as of the Closing Date, executed by each of the HealthStar Parties' Secretary: (i) certifying that the resolutions, as attached to such certificate, were duly adopted by each of the HealthStar Parties' Board of Directors authorizing and approving the execution of this Agreement and the consummation of the transaction contemplated hereby and that such resolutions remain in full force and effect; and (ii) providing, as an attachment thereto, each of the HealthStar Parties' Certificates of Incorporation and Bylaws;

          (d) Good Standing Certificates. Certificates as to the formation and/or good standing of the HealthStar Parties issued by the Secretary of State of Delaware (in the case of HealthStar) and the NY SOS (in the case of Merger Sub) to be dated a date not more than a reasonable number of days prior to the Closing Date;

          (e) Opinion of Counsel. An opinion of Thomas & Libowitz, P.A. dated as of the Closing Date, addressed to BlueStone, the Principal Shareholders and Roth Capital substantially in the form of Exhibit 7.2(e) hereto; and

          (f) Other  Documents.  Such other  documents  reasonably  requested by
     Principal Shareholders, BlueStone or their counsel for complete implementation of this Agreement and consummation of the transactions contemplated hereby.

                                   SECTION 8:
                                   TERMINATION

     8.1. Termination by Mutual Consent. This Agreement may be terminated at any time prior to Closing by the mutual consent of the parties.

     8.2. Other Termination. This Agreement may be terminated by BlueStone or HealthStar and the Merger abandoned if the terminating party is not then in default hereunder and Closing has not occurred by September 15, 2001.

     8.3. Specific Performance. The parties recognize that, if either party hereto breaches this Agreement and refuses to perform under the provisions of this Agreement, monetary damages alone would not be adequate to compensate the other party for its injury. Such party shall therefore be entitled, in addition to any other remedies that may be available, to obtain specific performance of the terms of this Agreement. If any action is brought by such party to enforce this Agreement, the breaching party shall waive the defense that there is an adequate remedy at law.

     8.4. Survival. Notwithstanding the termination of this Agreement pursuant to this Section 8, the obligations of the HealthStar Parties and Principal Shareholders set forth in Sections 10.1, 10.2 and 10.11 shall survive such termination, and the parties hereto shall have any and all rights and remedies to enforce such obligations provided at law or in equity or otherwise (including without limitation, specific performance).

                                   SECTION 9:
                   SURVIVAL; INDEMNIFICATION; CERTAIN REMEDIES

     9.1. Survival. All representations and warranties, covenants and agreements of the HealthStar Parties and Principal Shareholders contained in or made pursuant to this Agreement or in any certificate furnished pursuant hereto shall survive the Closing Date and the Effective Time and remain in full force and effect for a period of one hundred twenty days (120) days after the Closing Date; provided that the representations, warranties and covenants in Section
3.11,  3.19,  4.4,  4.9,  10.1,10.2,  10.11 and  10.14,  shall  survive  for the applicable period of time under the statute of limitations for the matters described therein; and provided further that anything to the contrary in this
Section 9.1 notwithstanding, any claim for indemnification under Section 9 hereof which is asserted in a reasonably detailed writing prior to the expiration of the one hundred twenty (120) day survival period provided in this
Section 9.1 shall survive with respect to such claim or dispute until final resolution thereof. For purposes of clarification, the Indemnifying Party, as defined in Section 9.4, shall be responsible for all reasonable attorney's fees of the non-breaching party which arise after expiration of the survival period in connection with a claim for indemnification hereunder, provided that such claim is asserted in writing prior to the expiration of the survival period as set forth above.

     9.2. Indemnification by Principal Shareholders and BlueStone.

          (a) Principal Shareholders shall severally and not jointly indemnify and hold the HealthStar Parties harmless against and with respect to and shall reimburse the HealthStar Parties for any and all Losses arising out of or resulting from any untrue representation or any breach of any warranty, covenant or agreement of the indemnifying Principal Shareholder or BlueStone contained in this Agreement or in any certificate, document, or instrument delivered to the HealthStar Parties by the indemnifying Principal Shareholder or BlueStone under or in connection with this Agreement, provided, however, after the Effective Time, but subject to the proviso in the last sentence of Section 9.2(c), that the sole recourse against the Principal Shareholders under this Section 9.2 shall be to require the forfeiture, return, assignment or transfer to the HealthStar Parties of the appropriate number of Consideration Shares equal to the amount of the indemnification obligation of such Principal Shareholders, free and clear of all security interests, liens or encumbrances. Before the Effective Time, the sole recourse against the Principal Shareholders shall be for specific performance, to the extent available. In calculating the amount of Consideration Shares to be forfeited, returned, assigned or transferred by the Principal Shareholders pursuant to this Section 9.2, each Consideration Share shall be valued at the value thereof on the Closing Date.

          (b) Principal Shareholders shall have no liability with respect to claims for indemnification pursuant to this Section 9.2 or otherwise under or in connection with this Agreement unless HealthStar and/or Merger Sub have paid, suffered and/or incurred Losses which, in the aggregate, exceed $350,000.00 (the "HealthStar Basket"), after which time the Principal Shareholders shall indemnify HealthStar and Merger Sub for all amounts in excess of the HealthStar Basket, subject, however, to the Cap. No Principal Shareholder shall have any liability to the HealthStar Parties for Losses in excess of the value of Two Million (2,000,000) Consideration Shares (based on 20,000 shares of Preferred Stock) and therefore, in no event shall more than 2,000,000 Consideration Shares be required to be forfeited, returned, assigned or transferred by either Principal Shareholder (4,000,000 Consideration Shares (based on 40,000 shares of Preferred Stock) in the aggregate), as such number of Consideration Shares shall be adjusted for stock dividends, stock splits, reverse stock splits and similar events, (the "Cap") in the aggregate as to both HealthStar Parties as indemnified parties with respect to claims for indemnification pursuant to this Section
     9.2 and/or otherwise at law or in equity, in connection with this Agreement and the transactions contemplated hereby.

          (c) Notwithstanding anything to the contrary in Section 9.2(b), under no circumstances shall the HealthStar Basket or the Cap apply to any Losses resulting from Fraud which shall be defined to be the knowing and intentional misrepresentation or omission of facts in connection with the transactions contemplated by this Agreement. In addition, the HealthStar

     Parties shall have all rights and remedies at law or in equity for any Losses described in the preceding sentence, including, without limitation, money damages and/or the forfeiture, return, assignment and transfer of the Consideration Shares, and without regard to the HealthStar Basket or the Cap, the parties having agreed that all such rights and remedies are cumulative and supplementary. Subject to this Section 9.2(c), the sole remedy the HealthStar Parties shall have against the Principal Shareholders for all Losses incurred by the HealthStar Parties under or in connection with this Agreement shall be limited to the forfeiture, return, assignment and transfer to the HealthStar Parties of the appropriate number of Consideration Shares as contemplated by Section 9.2(a); provided, however, that (i) if and to the extent a Principal Shareholder no longer owns such number of Consideration Shares that such Principal Shareholder received in connection with the Merger and HealthStar and/or Merger Sub would otherwise be entitled to the forfeiture, return, assignment and transfer thereof, then, the HealthStar Parties shall be entitled to obtain money damages in lieu of such Consideration Shares, up to the value thereof valued as set forth in Section 9.2(a), and (ii) if the Principal Shareholder owns such number of Consideration Shares but fails to or refuses for any reason whatsoever to forfeit, return, assign or transfer them, then the HealthStar Parties shall be entitled at their option (a) to obtain specific performance of the forfeiture, return, assignment or transfer of such Consideration Shares, or (b) to obtain money damages in lieu of such Consideration Shares up to the value thereof valued as set forth in Section 9.2(a).

     9.3. Indemnification by the HealthStar Parties.

          (a) The HealthStar Parties shall jointly and severally indemnify and hold all of the holders of capital stock of BlueStone on the Closing Date (the "BlueStone Shareholders") harmless against and with respect to and shall reimburse the BlueStone Shareholders for any and all Losses arising out of or resulting from any untrue representation, breach of any warranty, covenant or agreement by the HealthStar Parties contained in this Agreement or in any certificate, document, or instrument delivered to BlueStone or the Principal Shareholders by either or both of the HealthStar Parties under or in connection with this Agreement.

          (b) Neither one or both of the HealthStar Parties shall have any liability to the BlueStone Shareholders pursuant to Section 9.3(d)(i) in excess of the Cap (as defined in Section 9.2(b) and calculated pursuant to the last sentence of Section 9.2(a)) in the aggregate as to all BlueStone Shareholders with respect to claims for indemnification pursuant to this
     Section 9.3 and/or otherwise at law or in equity, in connection with this Agreement and the transactions contemplated hereby.

          (c) Notwithstanding anything to the contrary in Section 9.3(b), under no circumstances shall the Cap apply to any Losses resulting from Fraud as defined in Section 9.2(c).

          (d) In the event that HealthStar is required to indemnify any of the BlueStone Shareholders under this Section 9.3, such obligation shall be satisfied by (i) the payment to such BlueStone Shareholder(s) in cash, subject to the provisions of Section 9.3(b), (as modified by Section 9.3(c)), of the direct Losses, if any, suffered by such BlueStone Shareholder(s), plus (ii) the issuance to such BlueStone Shareholder(s), of such number of additional shares of HealthStar Common Stock determined by
     (a)  multiplying  the  dollar  amount  of  the  indemnified claim by the percentage of the issued and outstanding shares of Common Stock (treating the Preferred Stock of HealthStar on an as converted basis) owned by such BlueStone Shareholder(s) on the Closing Date (the "Ownership Percentage"), (b) dividing such result by one minus the Ownership Percentage and (c) further dividing such result by the value of a share of HealthStar Common Stock on the Closing Date.

     9.4. Procedure for Indemnification. The procedure for indemnification shall be as follows:

          (a) The party claiming indemnification (the "Claimant") shall promptly give notice to the party from which indemnification is claimed (the "Indemnifying Party") of any claim, whether between the parties or brought by a third party, specifying in reasonable detail the factual basis for the claim. If the claim relates to an action, suit, or proceeding filed by a third party against Claimant, such notice shall be given by Claimant within five (5) business days after written notice of such action, suit, or proceeding was given to Claimant.

          (b) With  respect to claims  solely  between  the  parties,  following receipt of notice from the Claimant of a claim, the Indemnifying Party shall have thirty (30) days to make such investigation of the claim as the Indemnifying Party deems necessary or desirable. For the purposes of such investigation, the Claimant agrees to make available to the Indemnifying Party and its authorized representatives the information relied upon by the Claimant to substantiate the claim pursuant to the provision of this
     Section 9. If the Claimant and the Indemnifying Party agree at or prior to the expiration of the thirty (30) day period (or any mutually agreed upon extension thereof) to the validity and amount of such claim, the Indemnifying Party shall immediately pay to the Claimant the full amount of the claim. If the Claimant and the Indemnifying Party do not agree within the thirty (30) day period (or any mutually agreed upon extension thereof), the Claimant may seek appropriate remedy at law or equity.

          (c)  With  respect  to any  claim by a third  party  as to  which  the
     Claimant is entitled to indemnification under this Agreement, the Indemnifying Party shall have the right at its own expense, to participate in or assume control of the defense of such claim, and the Claimant shall cooperate fully with the Indemnifying Party, subject to reimbursement for actual out-of-pocket expenses incurred by the Claimant as the result of a request by the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of such claim at its own expense. If the Indemnifying Party does not elect to assume control or otherwise participate in the defense of any third-party claim, it shall be bound by the results obtained in good faith by the Claimant with respect to such claim.

          (d) If a claim, whether between the parties or by a third party, requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible.

          (e) Principal Shareholders hereby release BlueStone and its officers, directors, employees and agents from any and all claims, damages and liabilities (including, without limitation, claims, liabilities or damages for contribution, indemnification and/or other rights of recourse), in connection with any claims or counterclaims brought hereafter against any of the

     Principal Shareholders by any of the HealthStar Parties arising under or in connection with this Agreement.

     9.5. Certain Limitations. The amount of the Losses suffered by an Indemnified Party shall be net of any insurance payment or recovery which such party or its representatives realizes in respect of or as a result of such Losses or the facts or circumstances relating thereto. If any Losses for which indemnification is provided hereunder is subsequently reduced by any such insurance payment or other recovery from a third party, the amount of such reduction shall be remitted to the Indemnifying Party. If, after the Closing, either party realizes any Losses for which it is indemnified by the other party hereunder, such Claimant shall use its reasonable efforts to obtain the maximum recovery or other benefit reasonably believed by it to be available to it under any applicable insurance policy. A Claimant shall furnish to the indemnifying party, on demand, a certificate of its chief financial officer verifying the amount of any such insurance recovery or other benefit. Notwithstanding any other provision of this Agreement to the contrary, in no event shall a party be entitled to indemnification for such party's consequential or punitive damages, regardless of the theory of recovery. Each party hereto agrees to use reasonable efforts to mitigate any Losses which form the basis for any claim for indemnification hereunder.

                                   SECTION 10:
                                  MISCELLANEOUS

     10.1. Fees and Expenses. Except as otherwise provided in this Agreement, each party shall pay its own expenses incurred in connection with the authorization, preparation, execution and performance of this Agreement, including all fees and expenses of counsel, accountants, agents and representatives, and each party shall be responsible for all fees or commissions payable to any finder, broker, advisor, or similar Person retained by or on behalf of such party. In no event shall BlueStone pay for any of the aforementioned fees, expenses or commissions of Principal Shareholders without the consent of HealthStar, which consent HealthStar may withhold in its sole and absolute discretion.

     10.2. Notices. All notices, requests, consents, payments, demands, and other communications required or contemplated under this Agreement shall be in writing and (a) personally delivered or sent via telecopy (receipt confirmed and followed promptly by delivery of the original), or (b) sent by Federal Express or other reputable overnight delivery service (for next business day delivery), shipping prepaid, as follows:

           If to the HealthStar Parties to:

           HealthStar Corp.                           HealthStar Corp.
           2875 N.E. 191st Street, Suite 601          19 Hillsyde Court
           Aventura, Florida 33180                    Baltimore, Maryland 21030
           Attn:   President
           Telephone:  (305) 933-8779                 Telephone: (410) 628-0050
           Fax:        (305) 933-8755                 Fax: (410) 628-1112

           With a copy to:

           Clinton R. Black, IV, Esquire
           Thomas & Libowitz, P.A.
           100 Light Street, Suite 1100
           Baltimore, MD 21202
           Telephone:  (410) 752-2468
           Fax:        (410) 752-2046

           If to BlueStone to:

           BlueStone Capital Corp.
           650 Fifth Avenue
           New York, New York 10019
           Attn: Chief Operating Officer
           Telephone: (212) 484-2019
           Fax: (212) 484-2047

           with a copy to:

           Robert J. Mittman, Esquire
           Blank Rome Tenzer Greenblatt LLP
           The Chrysler Building
           405 Lexington Avenue
           New York, New York 10174
           Telephone:  (212) 885-5555
           Fax:        (212) 885-5557

           If to Principal Shareholders to:

           William G. Walters                         Matthew A. Gohd
           650 Fifth Avenue                           650 Fifth Avenue
           New York, New York 10019                   New York, New York 10019
           Telephone: (212) 753-6287                  Telephone: (212) 484-3672
           Fax: (212) 765-6976                        Fax: (212) 484-3675

           With a copy to:

           Robert J. Mittman, Esquire
           Blank Rome Tenzer Greenblatt LLP
           The Chrysler Building
           405 Lexington Avenue
           New York, New York 10174
           Telephone: (212) 885-5555
           Fax: (212) 885-5557
or to such other Persons or addresses as any Person may request by notice given as aforesaid. Notices shall be deemed given and received at the time of personal delivery or completed telecopying, or, if sent by Federal Express or such other overnight delivery service one Business Day after such sending.

     10.3. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, executors and personal and legal representatives.

     10.4. Further Assurances. The parties shall take any actions and execute any other documents that may be necessary or desirable (before or after the Closing) to the implementation and consummation of this Agreement.

     10.5. Governing Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Delaware (without regard to the choice of law provisions thereof).

     10.6. Entire Agreement. Any confidentiality agreement entered into between or among the parties, this Agreement and the Annexes and the Schedules hereto, each of which Annexes and Schedules are hereby incorporated herein by reference, and all documents, certificates and other documents to be delivered by the parties pursuant hereto, collectively, represent the entire understanding and agreement between HealthStar, Merger Sub and Principal Shareholders with respect to the subject matter of this Agreement. Except for the aforementioned confidentiality agreement, this Agreement supersedes all prior negotiations between the parties and cannot be amended, supplemented, or changed except by an agreement in writing duly executed by each of the parties hereto.

     10.7. Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement, or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement, or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 10.7.

     10.8. Headings. The headings of the sections and subsections contained in this Agreement are inserted for convenience only and do not form a part or affect the meaning, construction or scope thereof.

     10.9.   Counterparts.   This  Agreement  may  be  signed  in  two  or  more
counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

     10.10. Cooperation. The parties hereto shall reasonably cooperate with each other and their respective counsel and accountants in connection with any actions required to be taken as part of their respective obligations under this Agreement, and in connection with any litigation after the implementation and consummation of this Agreement, and otherwise use their commercially reasonable efforts to consummate the transaction contemplated hereby and to fulfill their obligations under this Agreement.

     10.11. Public Announcements. The parties hereto shall consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any such press release or make any such public statement without the prior written consent of the other party, which shall not be unreasonably withheld; provided, however, that a party may, without the prior written consent of the other party, issue such press release or make such public statement as may be required by law or any listing agreement with a national securities exchange to which the HealthStar Parties are a party if it has used all reasonable efforts to consult with the other party and to obtain such party's consent but has been unable to do so in a timely manner.

     10.12. Knowledge. References in this Agreement to "Knowledge of Principal Shareholders" and words of similar import shall mean the actual knowledge of the Principal Shareholder making the representation, provided that upon notice of circumstances that could reasonably make the representation untrue, such Principal Shareholder shall have inquired as to whether such circumstances in fact make such circumstances untrue. References in this Agreement to "Knowledge of the HealthStar Parties" and words of similar import shall mean the actual knowledge of either or both of HealthStar and Merger Sub's executive officers, provided that upon notice of circumstances that could reasonably make the representation untrue, such executive officer shall have inquired as to whether such circumstances in fact make such circumstances untrue.

     10.13. Schedules. The Disclosure Schedules delivered pursuant to this Agreement (collectively, "Disclosure Schedules") are an integral part hereof, and are considered to be part of the representations and warranties to which they relate. Each such Disclosure Schedule shall be in writing and shall indicate the subparagraph pursuant to which it is being delivered. For purposes of this Agreement, information which is necessary to make a given Disclosure Schedule complete and accurate, but is omitted therefrom, shall nevertheless be deemed to be contained therein if it is contained on any other Disclosure Schedule; but only if such information appears on such other Disclosure Schedule in such form and detail that it is responsive to the requirements of such given Disclosure Schedule. The parties may, at their option, include in one or more of the Disclosure Schedules delivered by it pursuant hereto items which are not "material" or otherwise required to be disclosed; and the inclusion of any such item shall not be deemed to be an acknowledgement by such party that it is "material" or that it is required to be disclosed.

     10.14. Consent of Auditors. Each party shall use its commercially reasonable efforts before and after the Closing to obtain the consent of such party's auditors to permit inclusion of the audited financial statements of such party in the applicable securities filings of HealthStar.

                      [Signatures Begin on Following Page]

         IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized officers of the BlueStone and the HealthStar Parties as of the date first written above.

                                         The HealthStar Parties:

                                         HealthStar Corp.

                                         By: /s/ Zirk Engelbrecht
                                             -----------------------------------
                                             Name: Zirk Engelbrecht
                                             Title: President


                                         BS Acquisition Corp.

                                         By: /s/ Zirk Engelbrecht
                                             -----------------------------------
                                             Name: Zirk Engelbrecht
                                             Title: President


                                         Principal Shareholders:

                                              /s/ William G. Walters
                                              ----------------------------------
                                              Name:  William G. Walters

                                              /s/ Matthew A. Gohd
                                              ----------------------------------
                                              Name:  Matthew A. Gohd


                                         BlueStone:

                                         BlueStone Capital Corp.

                                         By:  /s/ William G. Walters
                                              ----------------------------------
                                              Name:
                                              Title:

                                                                         Annex 1

                               CERTAIN DEFINITIONS

     The following terms, as used in this Agreement, have the meanings set forth in this Annex 1 (terms defined in the singular to have the correlative meaning in the plural and vice versa):

     "Affiliate" means, with respect to any Person, (a) any other Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such Person, or (b) an officer or director of such Person or of an Affiliate of such Person within the meaning of clause (a) of this definition. For purposes of clause (a) of this definition,
(i) a Person shall be deemed to control another Person if such Person (A) has sufficient power to enable such Person to elect a majority of the board of directors of such Person, or (B) owns a majority of the beneficial interests in income and capital of such Person; and (ii) a Person shall be deemed to control any partnership of which such Person is a general partner.

     "BlueStone Material Adverse Change" means since March 31, 2001, any material adverse change in the business, operations, properties, financial condition, assets, liabilities or results of operations of BlueStone, or the occurrence of any event or the existence of any circumstance that may result in such a material adverse change, provided that it is stipulated that any changes effected by the reorganization of the Predecessor into BlueStone or the purchase by the Predecessor of certain assets of Trade.com Global Markets, Inc. do not constitute a BlueStone Material Adverse Change.

     "BlueStone Material Adverse Effect" shall mean a material adverse effect on the business, operations, properties, financial condition, assets, liabilities or results of operations of BlueStone taken as a whole, or the ability of BlueStone to consummate the transactions contemplated by this Agreement. However, a BlueStone Material Adverse Effect does not include material adverse effects on the business, operations, properties, financial condition, assets, liabilities or results of operations of BlueStone which occur after the date of this Agreement and are caused by downturns in the economy or in the industry in which BlueStone operates.

     "BlueStone Shares" means the shares of capital stock of BlueStone that are currently issued and outstanding.

     "Closing" means the closing of the transactions contemplated by this Agreement on the Closing Date.

     "Closing Date" means the date on which the Closing occurs, as determined pursuant to Section 2.3.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Consents" means the consents, permits, declarations, or approvals of Government Bodies and other Persons necessary to effect the Merger or otherwise to consummate the transactions contemplated by this Agreement.



                                 Annex 1 Page 1

     "Contracts" means all contracts, consulting agreements, leases, non-governmental licenses and other agreements (including leases for personal or real property and employment agreements), written or oral (including any amendments and other modifications thereto) that either (a) are in effect on the date of this Agreement, or (b) are entered into between the date of this Agreement and the Closing Date, other than such Contracts which are terminable by BlueStone or HealthStar, as the case may be, on notice of 120 days or less.

     "Employees" means the principals, officers and employees of BlueStone or HealthStar, as the case may be.

     "Employee Licenses" means all Governmental Authorizations issued to any principal, officer or employee of BlueStone currently in effect and used in connection with the conduct or operations of BlueStone's business, together with all amendments thereto.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Future Shareholder" means any Person who acquires stock of BlueStone from and after the date of this Agreement but prior to the Effective Time.

     "GAAP" means generally accepted United States accounting principles, applied on a consistent basis.

     "Governmental Authorization" means any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

     "Governmental Body" means any:

          (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

          (b) federal, state, local, municipal, foreign, or other government;

          (c)  governmental  or  quasi-governmental   authority  of  any  nature
     (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

          (d) multi-national organization or body;

          (e)  self-regulatory  organization  (including,   without  limitation,
     NASD); or

          (f) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

     "HealthStar Material Adverse Change" means since March 31, 2001, any material adverse change in the business, operations, properties, financial conditions, assets, liabilities or results of operations of HealthStar, or the occurrence of any event or the existence of any circumstance that may result in such a material adverse change.



                                 Annex 1 Page 2

     "HealthStar Material Adverse Effect" shall mean a material adverse effect on the business, operations, properties, financial condition, assets, liabilities or results of operations of HealthStar taken as a whole, or the ability of HealthStar to consummate the transactions contemplated by this Agreement. However, a HealthStar Material Adverse Effect does not include material adverse effects on the business, operations, properties, financial condition, assets, liabilities or results of operations of HealthStar which occur after the date of this Agreement and are caused by downturns in the economy or in the industry in which HealthStar operates.

     "Intangibles" means all copyrights, trademarks, trade names, service marks, service names, licenses, patents, permits, proprietary information, technical information and data, machinery and equipment warranties, and other similar intangible property rights and interests (and any goodwill associated with any of the foregoing) applied for, issued to, or owned by BlueStone or under which BlueStone is licensed or franchised and that are used in the business and operations of BlueStone, together with any additions thereto between the date of this Agreement and the Closing Date.

     "Leased Real Property" means all real property and all buildings and other improvements thereon and appurtenant thereto leased or held by BlueStone.

     "Legal Requirement" means any federal, state, local, municipal, foreign, international, multinational, self regulatory organization or other administrative order, constitution, law, ordinance, principle of common law, rule, regulation, statute, treaty, by-law, or the like.

     "Losses" means any loss, liability, damage, cost, or expense, including, without limitation, reasonable attorneys' fees and expenses.

     "NASD" means National Association of Securities Dealers, Inc. and its subsidiaries.

     "Order" means any award, decision, injunction, judgment, decree, order, ruling, writ, determination, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

     "Ordinary Course of Business"--an action taken by a Person will be deemed to have been taken in the "Ordinary Course of Business" only if:

          (a) such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

          (b) such action is not required to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority); and

          (c) such action is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.



                                 Annex 1 Page 3

     "Permitted Encumbrances" means (a) encumbrances of a landlord, or other statutory lien not yet due and payable, or landlord's liens arising in the Ordinary Course of Business, (b) encumbrances arising in connection with equipment or maintenance financing or leasing under, in the case BlueStone, the terms of the Contracts set forth on the Schedules, which Contracts have been made available to the HealthStar Parties, or, in the case of BlueStone or HealthStar, with respect to items of equipment that are valued at less than $25,000 each, (c) encumbrances for Taxes not yet delinquent or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on BlueStone's or HealthStar's, as the case may be, books in accordance with generally accepted accounting principles, or (d) encumbrances that do not materially detract from the value of any of the assets of BlueStone or HealthStar, as the case may be, or materially interfere with the use thereof as currently used.

     "Person"  means  an  individual,  corporation,   association,  partnership,
limited partnership, joint venture, trust, estate, limited liability company, limited liability partnership, organization or other entity or Governmental Body.

     "Real Property" means all real property and all buildings and other improvements thereon and appurtenant thereto leased by BlueStone used in the business or operations of BlueStone.

     "Related Person" means with respect to a particular individual:

          (a) each other member of such individual's Family;

          (b) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family;

          (c)  any  Person  in  which  such   individual   or  members  of  such
     individual's Family hold (individually or in the aggregate) a Material Interest; and

          (d) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity).

     With respect to a specified Person other than an individual:

          (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

          (b) any  Person  that  holds a  Material  Interest  in such  specified
     Person;

          (c) each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity);

          (d) any  Person  in  which  such  specified  Person  holds a  Material
     Interest;


                                 Annex 1 Page 4

          (e) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and

          (f) any Related  Person of any  individual  described in clause (b) or
     (c).

     For purposes of this definition, (a) the "Family" of an individual includes
(i) the individual, (ii) the individual's spouse, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree, and (iv) any other natural person who resides with such individual, and
(b) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least 5% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 5% of the outstanding equity securities or equity interests in a Person.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Tangible Personal Property" means all machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, inventory, spare parts and other tangible personal property owned or held by BlueStone that is used or useful in the conduct of the business or operations of BlueStone, together with any additions, substitutions and replacements thereof and thereto between the date of this Agreement and the Closing Date.

     "Tax" or "Taxes" means any federal, state, local, or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, license, excise, franchise, capital, transfer, employment, withholding, or other tax or similar governmental assessment, together with any interest, additions, or penalties with respect thereto and any interest in respect of such additions or penalties.

     "Tax Authority" means any Governmental Body or other authority exercising any taxing or tax regulatory authority.

     "Tax Liability" means any liability for Taxes.

     "Taxable Period" means any taxable year or any other period that is treated as a taxable year with respect to which any Taxes may be imposed under any applicable statute, rule, or regulation.

     "Tax   Proceeding"   means  any  audit,   examination,   claim,   or  other
administrative or judicial proceeding involving Taxes.

     "Tax Return" means any tax return, declaration of estimated tax, tax report or other tax statement (including supporting information), or any other similar filing required to be submitted to any Governmental Body with respect to any Taxes.


                                 Annex 1 Page 5